Restructuring and Other Costs	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
RESTRUCTURING COSTS
During 2018, we recorded net pre-tax restructuring costs totaling $307 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(dollars in millions)
Otis	$69
Carrier	80
Pratt & Whitney	(7)
Collins Aerospace Systems	160
Eliminations and other	5
Total	$307

Restructuring charges incurred in 2018 primarily relate to actions initiated during 2018 and 2017, and were recorded as follows:

(dollars in millions)
Cost of sales	$147
Selling, general & administrative	162
Non-service pension (benefit)	(2)
Total	$307

2018 Actions. During 2018, we recorded net pre-tax restructuring costs totaling $207 million for restructuring actions initiated in 2018, consisting of $76 million in cost of sales, $133 million in selling, general and administrative expenses and $(2) million in non-service pension benefit. The 2018 actions relate to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations.
We are targeting to complete in 2019 and 2020 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2018. No specific plans for significant other actions have been finalized at this time. The following table summarizes the accrual balances and utilization by cost type for the 2018 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination & Other Costs	Total
Net pre-tax restructuring costs	$191	$16	$207
Utilization, foreign exchange and other costs	(76)	7	(69)
Balance at December 31, 2018	$115	$23	$138

The following table summarizes expected, incurred and remaining costs for the 2018 restructuring actions by segment:

(dollars in millions)	Expected Costs	Cost Incurred During 2018	Remaining Costs at December 31, 2018
Otis	$55	$(48)	$7
Carrier	111	(64)	47
Pratt & Whitney	3	(3)	—
Collins Aerospace Systems	111	(87)	24
Eliminations and other	6	(5)	1
Total	$286	$(207)	$79

2017 Actions. During 2018, we recorded net pre-tax restructuring costs totaling $94 million for restructuring actions initiated in 2017, consisting of $72 million in cost of sales and $22 million in selling, general and administrative expenses. The 2017 actions relate to ongoing cost reduction efforts, including workforce reductions and the consolidation of field operations. The following table summarizes the accrual balances and utilization by cost type for the 2017 restructuring actions:

(dollars in millions)	Severance	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2018	$84	$1	$85
Net pre-tax restructuring costs	62	32	94
Utilization, foreign exchange and other costs	(89)	(37)	(126)
Balance at December 31, 2018	$57	$(4)	$53

The following table summarizes expected, incurred and remaining costs for the 2017 programs by segment:

(dollars in millions)	Expected Costs	Costs Incurred During 2017	Costs Incurred During 2018	Remaining Costs at December 31, 2018
Otis	$66	$(43)	$(20)	$3
Carrier	77	(76)	—	1
Pratt & Whitney	7	(7)	—	—
Collins Aerospace Systems	204	(43)	(74)	87
Eliminations and other	7	(7)	—	—
Total	$361	$(176)	$(94)	$91

2016 and Prior Actions. During 2018, we recorded net pre-tax restructuring costs totaling $6 million for restructuring actions initiated in 2016 and prior. As of December 31, 2018, we have approximately $58 million of accrual balances remaining related to 2016 and prior actions.